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                                                                    EXHIBIT 10.2

                                AMENDMENT NO. 15

                                       TO

                        THE A319/A320 PURCHASE AGREEMENT
                         DATED AS OF SEPTEMBER 12, 1997

                                     BETWEEN

                                 AVSA, S.A.R.L.

                                       AND

                           AMERICA WEST AIRLINES, INC.

This Amendment No. 15 (hereinafter referred to as the "Amendment") entered into as of August 24, 2006 by and between AIRBUS S.A.S. (legal successor to AVSA, S.A.R.L.) a societe par actions simplifiee organized and existing under the laws of the Republic of France, having its registered office located at 1, Rond Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the "USeller") and AMERICA WEST AIRLINES, INC., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate office located at 4000 East Sky Harbor Boulevard, Phoenix, Arizona 85034, U.S.A. (hereinafter referred to as the "Buyer").

WITNESSETH:

WHEREAS, the Buyer and the Seller have entered into an A319/A320 Purchase Agreement, dated as of September 12, 1997 (which agreement, as previously amended by and supplemented with all Exhibits, Appendices, Letter Agreements and amendments, including Amendment No. 1 executed on April 27, 1998, Amendment No. 2 executed on December 9, 1998 together with Letter Agreement No. 1 to Amendment No. 2 executed on May 24, 1999, Amendment No. 3 together with all Letter Agreements thereto executed on October 14, 1999 and together with Letter Agreement to Amendment No. 3 executed on May 10, 2001, Amendment No. 4 executed on July 1, 2000 together with Letter Agreement to Amendment No. 4 executed on July 28, 2000, Amendment No. 5 executed on October 12, 2000 together with Letter Agreement to Amendment No. 5 executed on October 26, 2000, Amendment No. 6 executed on October 28, 2002, Amendment No. 7 together with all Letter Agreements thereto executed on July 30, 2004, Amendment No. 8 executed on October 1, 2004, Amendment No. 9 executed on September 27, 2005, Amendment No. 10 executed on September 27, 2005, Amendment No. 11 executed on October 11, 2005, Amendment No. 12 executed on February 9, 2006, Amendment No. 13 executed on April 28, 2006 and Amendment No. 14 dated of even date herewith and Amendment No. 16 dated of even date herewith (the "Agreement"), which Agreement relates to, inter alia, the sale by the Seller and the purchase by the Buyer of certain firmly ordered Airbus A318-100, A319-100, A320-200 and A321-200 model aircraft.

AWE  - A319/A320 - AMENDMENT NO. 15

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WHEREAS, the Buyer and the Seller agree to amend Letter Agreement No. 2 to
Amendment No. 7 to the Agreement to reschedule the date by which the Buyer ** accordingly.

WHEREAS, capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. The terms "herein," "hereof," and "hereunder" and words of similar import refer to this Amendment.

NOW, THEREFORE IT IS AGREED AS FOLLOWS:

1-   A318 AIRCRAFT DELIVERY

     The A318 Firm Aircraft Delivery Schedule set forth in Subparagraph 3.2.A.4.1 of Amendment 3 to the Agreement, as amended by Amendments 6, 7 and 13 to the Agreement, is hereby cancelled and replaced with the A318 Firm Aircraft Delivery Schedule set forth below between the words QUOTE and
     UNQUOTE:

     QUOTE

          3.2.A.4.1 A318 Firm Aircraft Delivery Schedule

          Subject to the provisions of the Agreement and this Amendment the Seller will have the A318 Aircraft ready for delivery at Airbus Germany's (formerly known as Daimler-Chrysler) works near Hamburg, Germany, and the Buyer will accept the same as scheduled below:

 YEAR OF   MONTH OF   NUMBER OF
DELIVERY   DELIVERY    AIRCRAFT
--------   --------   ---------
   **         **         **
   **         **         **
   **         **         **
   **         **         **
   **         **         **
   **         **         **
   **         **         **
   **         **         **
   **         **         **
   **         **         **
   **         **         **
   **         **         **
                        ---
TOTAL                    **
                        ---

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     The Seller will, no earlier than ** provide the Buyer with the ** A318
     Aircraft will be tendered for delivery to the Buyer in a condition which is "ready for delivery" as set forth in Subclause 9.3 of the Agreement in accordance with the Agreement as amended by this Amendment.

     The Seller shall give the Buyer not less than ** days notice of the date on which the A318 Aircraft will be tendered for delivery to the Buyer in a condition which is "ready for delivery" as set forth in Subclause 9.3 of the Agreement in accordance with the Agreement as amended by this Amendment.

     UNQUOTE

2- Paragraph 3 of Letter Agreement No. 2 to Amendment No. 7, as amended by Amendment No. 12 and Amendment No. 13 to the Agreement is deleted in its entirety and replaced with the following quoted language:

     QUOTE

     3.   **

     At the Buyer's request, the Seller grants the Buyer the right ** . The Buyer may exercise such ** rights as follows:

     (i) The Buyer shall provide to the Seller written notice not earlier than ** , to either (a) ** or (b) ** . The Seller will provide to the Buyer, no later than ** , the available ** (including by Aircraft model); such ** will be provided in a ** was scheduled to be delivered as set forth in Paragraph 1 of this Amendment; and

     (ii) The Buyer shall provide to the Seller written notice not earlier than ** , to either (a) ** or (b) ** . The Seller will provide to the Buyer, no later than ** (including by Aircraft model); such ** will be provided in a ** was scheduled to be delivered as set forth in Paragraph 1 of this Amendment; and

     (iii) Notwithstanding the immediately preceding paragraph, in the event the Seller does not receive from the Buyer the written notice in the timeframe outlined in Paragraph 3 (i) and 3 (ii) above, the Buyer shall be deemed to have (i) ** and (ii) ** .

     (iv) ** .

     UNQUOTE

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3-   EFFECT OF THE AMENDMENT AND OTHER MATTERS

3.1 This Amendment contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written between the Buyer and the Seller.

3.2 The Agreement will be deemed to be amended to the extent provided by this Amendment and except as specifically amended hereby, will continue in full force and effect in accordance with its original terms.

3.3 Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement, and that this Amendment will be governed by the provisions of the Agreement, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

4-   GOVERNING LAW

     THIS AMENDMENT AND THE AGREEMENTS CONTEMPLATED HEREBY WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF SUBPARAGRAPH 22.3 OF THE AGREEMENT.

     IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT OR TO THE AGREEMENTS CONTEMPLATED HEREIN.

5-   CONFIDENTIALITY

     The Seller and the Buyer (including their employees, agents and advisors) agree to keep the terms and conditions of this Amendment strictly confidential, except as required by applicable law or pursuant to legal process. The Seller and the Buyer will consult prior to any public disclosure regarding this Amendment; provided, however that, following execution of this Amendment, Buyer may make such disclosure thereof as may be required by law or governmental orders, rules or regulations.

6-   COUNTERPARTS

     This Amendment may be signed in any number of separate counterparts. Each counterpart when signed and delivered (including counterparts delivered by facsimile transmission) will be an original, and the counterparts will together constitute one same instrument.

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If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

                                        Very truly yours,

                                        AIRBUS S.A.S.


                                        By: /s/ Christophe Mourey
                                            ------------------------------------
                                        Its: Senior Vice President Contracts


Accepted and Agreed,

AMERICA WEST AIRLINES, INC.


By: /s/ Tom Weir
    --------------------------------
Its: Vice President and Treasurer

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